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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 22, 2002
                                                -----------------



                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)



      Delaware                         0-12255                  48-0948788
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



 10990 Roe Avenue, P. O. Box 7563, Overland Park, Kansas    66207
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   (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code   (913) 696-6100
                                                   -------------------



                                   No Changes.
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         (Former name or former address, if changed since last report.)




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Item 7. Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed herewith:

      Exhibit No.         Description
         99.1             Unaudited Historical Consolidated Balance Sheets,
                          as of March 31, 2001, June 30, 2001, September 30,
                          2001, December 31, 2001, March 31, 2002, June 30,
                          2002, and September 30, 2002, Statements of
                          Consolidated Operations and Statements of Consolidated
                          Cash Flows for the three months ended March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001,
                          March 31, 2002, June 30, 2002, September 30, 2002, the
                          twelve months ended December 31, 2001, and the nine months ended September 30, 2002.


Item 9. Regulation FD Disclosure

Yellow Corporation (NASDAQ: YELL) has made the unaudited historical consolidated balance sheets as of March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002, and September 30, 2002, statements of consolidated operations and statements of consolidated cash flows for the three months ended March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002, September 30, 2002, the twelve months ended December 31, 2001, and the nine months ended September 30, 2002, attached to this filing as Exhibit 99.1, available.

The information in the Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    YELLOW CORPORATION
                                              ----------------------------------
                                                       (Registrant)


Date:    October 22, 2002                     /s/     Donald G. Barger, Jr.
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                                                      Donald G. Barger, Jr.
                                                      Chief Financial Officer